Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
January, 1997

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  6.03%
     January, 1997  5.36%
     December, 1996  6.25%
     November, 1996  6.49%



Cash Yield                                              18.04%


Investor Charge Offs                                    4.78%


Base Rate                                               7.90%


Over 35 Day Delinquency                                 4.97%


Seller's Interest                                       20.58%


Total Payment Rate                                      10.80%


Total Principal Balance                                $7,376,458,173.22


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,518,124,839.86